SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Alternative Asset Allocation VIP
Class A
Effective October 1, 2019, the following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.10
Distribution/service (12b-1) fees	None
Other expenses	0.17
Acquired funds fees and expenses	0.69
Total annual fund operating expenses	0.96
Fee waiver/expense reimbursement	0.10
Total annual fund operating expenses after fee waiver/expense reimbursement	0.86
1 “Management fee” is restated to reflect the fund’s new management fee rate effective October 1, 2019.
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through September 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$296	$521	$1,169

Effective on or about October 1, 2019, the following information replaces similar disclosure contained under “Management process” in the “PRINCIPAL INVESTMENT STRATEGY” section within the “Fund Details” section of the fund’s prospectus:
■	DWS Global Macro Fund. The fund seeks to achieve total return. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange traded funds (ETFs), and cash. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives. In addition, the fund may invest in ETFs, other registered investment companies or exchange-traded notes (ETNs) to gain exposure to certain asset classes, including commodities. The fund may also invest in asset backed securities, short-term securities and cash equivalents. The fund can invest in securities of any size, investment style category, maturity, duration or credit quality (including junk bonds, which are those rated below the fourth highest credit rating category (that is, grade BB/Ba and below)), and from any country (including emerging markets). Under normal conditions, the fund will have investment exposure to at least three countries and combined direct and indirect exposure to foreign securities, foreign currencies and other foreign investments (measured on a gross basis) equal to at least 40% of the fund’s net assets.
September 23, 2019
PROSTKR-85

The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
Effective October 1, 2019, the Advisor receives a management fee from the fund at the following rates: (a) 0.10% of the fund’s average daily net assets invested in exchange-traded funds and mutual funds; and (b) 1.00% of the fund’s average daily net assets not covered in (a) above. Prior to October 1, 2019, the fund paid the Advisor a fee at the following rates: (a) 0.200% of the fund’s average daily net assets invested in other DWS Funds; and (b) 1.200% of the fund’s average daily net assets not covered in (a) above.
Effective October 1, 2019, the following information replaces the existing similar disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
The Advisor has contractually agreed to waive its fees and/or reimburse fund expenses through September 30, 2020 to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 0.86% for Class A shares. The agreement may only be terminated with the consent of the fund’s Board. Because acquired fund fees and expenses are presented as of the fund’s most recent fiscal year end, individual shareholders may experience total operating expenses higher or lower than this expense cap depending upon when shares are redeemed and the fund’s actual allocations to acquired funds.
Effective October 1, 2019, the following disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus is hereby deleted in its entirety.
The Advisor has voluntarily agreed to waive 0.15% of its management fee. The Advisor, at its discretion, may revise or discontinue this arrangement at any time.
Effective October 1, 2019, the following replaces the existing similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “Appendix” section of the fund’s prospectus.
DWS Alternative Asset Allocation VIP — Class A
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.86%	4.14%	$10,414.00	$87.78
2	10.25%	0.96%	8.35%	$10,834.73	$101.99
3	15.76%	0.96%	12.72%	$11,272.45	$106.11
4	21.55%	0.96%	17.28%	$11,727.86	$110.40
5	27.63%	0.96%	22.02%	$12,201.66	$114.86
6	34.01%	0.96%	26.95%	$12,694.61	$119.50
7	40.71%	0.96%	32.07%	$13,207.47	$124.33
8	47.75%	0.96%	37.41%	$13,741.05	$129.35
9	55.13%	0.96%	42.96%	$14,296.19	$134.58
10	62.89%	0.96%	48.74%	$14,873.76	$140.02
Total					$1,168.92
Please Retain This Supplement for Future Reference
September 23, 2019
PROSTKR-85
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